Annual Report

                          REAL ESTATE
                          FUND
                          DECEMBER 31, 2002

[LOGO OF T. ROWE PRICE](R)

T. ROWE PRICE(R)

REPORT HIGHLIGHTS
================================================================================

REAL ESTATE FUND

o Real estate stocks registered solid gains for the year, despite weakness in the last six months.

o Your fund outperformed its market index and average of competitor funds for both the 6- and 12-month periods ended December 31, 2002.

o  Results were aided by strong performance from shopping center REITs.

o Although business spending is weak, the U.S. economy has historically been resilient, and we remain optimistic about the long-term benefits of real estate investing.

REPORTS ON THE WEB

SIGN UP FOR OUR E-MAIL PROGRAM, AND YOU CAN BEGIN TO RECEIVE UPDATED FUND REPORTS AND PROSPECTUSES ONLINE RATHER THAN THROUGH THE MAIL. LOG ON TO YOUR ACCOUNT AT WWW.TROWEPRICE.COM FOR MORE INFORMATION.

FELLOW SHAREHOLDERS

Despite some turmoil in the second half, 2002 proved to be another rewarding year for real estate investors. Full-year results were positive while most equities endured serious losses. Furthermore, while broader markets, such as the S&P 500 and Nasdaq Composite, have now experienced negative returns for three consecutive years, the real estate indexes and your fund have posted positive returns each of those years.

PERFORMANCE COMPARISON
======================================================

Periods Ended 12/31/02            6 Months   12 Months
======================================================
Real Estate Fund                    -6.54%        5.38%
------------------------------------------------------
Wilshire Real Estate
Securities Index                    -9.27         2.60
------------------------------------------------------
Lipper Real Estate Funds Index      -8.41         3.63
------------------------------------------------------

         Your fund returned 5.38% for the year ended December 31, 2002, significantly outpacing both its peer funds as represented by the Lipper Real Estate Funds Index and the passive Wilshire Real Estate Securities Index, which returned 3.63% and 2.60%, respectively. Fund returns were negative over the last six months, but we nevertheless exceeded our benchmarks by a substantial margin, largely due to good stock picking in several subsectors. These results also compare very favorably with the S&P 500 Stock Index, which returned -10.30% and -22.10% for the 6-and 12-month periods, respectively.

DIVIDEND DISTRIBUTION

         On December 17, 2002, your Board of Directors declared a fourth-quarter dividend of $0.21, bringing the full-year total to $0.49. This distribution was paid on December 19 to shareholders of record on December 17. Remember to use Form 1099-DIV, not your year-end statement, for tax filing purposes. As reported on the 1099-DIV, a portion of the fund's income distribution was reclassified as a nontaxable return of capital.

MARKET ENVIRONMENT AND STRATEGY

         Some of the themes that weighed on stocks during the first half of 2002, such as the corporate accounting scandals, appeared to dissipate in the second half, but others deepened, creating a poor investment climate. Investors had to deal with ongoing economic uncertainty and mounting tensions in the Middle East and North Korea. The U.S.
         economy continued to chart an uneven path toward recovery, and the markets became concerned with federal and state government deficits, propelled in part by increased security spending and decreased revenues. Businesses focused on cost-cutting and paying off debt, continuing to defer capital investment. The lingering economic softness convinced the Federal Reserve to lower its key federal funds rate in November to 1.25% from the 1.75% that had prevailed since December 2001. Although historically low interest rates have worked to counteract the difficult economic headwinds, they have not yet proven sufficient to provide conclusive evidence of a recovery.

         Uncertainty can make the markets even more cautious, and investors increasingly gravitated toward investments perceived as offering more safety, including high-quality bonds and even money market funds, despite their paltry yields. Real estate was not immune to the impact of depressing forces and sentiment, though the effect was more subdued than in other sectors. Demand for commercial real estate was disappointing by historical comparisons, as demand for space was negative in several areas. Fundamentals in real estate were weaker than hoped in the absence of any clear recovery in the economy. Overall, however, real estate remained relatively attractive during this period as investors were again drawn to the differentiated characteristics and appealing cash flow offered by real estate investing.

PORTFOLIO REVIEW

         The fund's management team strives for superior long-term performance achieved by taking a long-term view, and we were generally pleased with favorable 2002 results, especially as they were earned with a low turnover rate of less than 10%. This buttresses our conviction that we have assembled a portfolio of some of the best real estate investments for the long term, and we feel well positioned in this sector. Although we were encouraged by the fund's results, we were not complacent. While we kept turnover low, we kept a close eye on our portfolio, making changes that we felt were appropriate.

         On the positive side, the retail property category continued to provide strong contributions to the portfolio. In our last report we discussed the positive effect regional malls had on fund returns. During the last six months, it was the shopping strip category of retail that provided the greatest boost to our results. Shopping strip REITs that contributed nicely to our net asset value were REGENCY CENTERS, PAN PACIFIC RETAIL PROPERTIES, and WEINGARTEN REALTY INVESTORS.

         Characteristically, it takes time and accomplishment for potential long-term investments to earn our trust. We routinely have several potential investments on our radar screen, and we patiently monitor these opportunities. Similarly, we are not hasty to give up on investments and managements that have worked well for us in the past. However, sometimes a previously successful investment can disappoint, and this factor weighed into our decision to eliminate APARTMENT INVESTMENT & MANAGEMENT after recurring earnings results that were below our expectations.

INDUSTRY DIVERSIFICATION
=====================================================

                                Percent of Net Assets
                                6/30/02      12/31/02
=====================================================
Apartment/Residential              21.3%         19.4%
-----------------------------------------------------
Office                             20.3          18.7
-----------------------------------------------------
Shopping Center                    10.1          11.7
-----------------------------------------------------
Regional Mall                       8.8           9.9
-----------------------------------------------------
Industrial                          8.8           9.7
-----------------------------------------------------
Diversified                         7.2           6.9
-----------------------------------------------------
Office and Industrial               6.4           5.4
-----------------------------------------------------
Lodging and Leisure                 4.4           4.5
-----------------------------------------------------
Manufactured Housing                4.4           3.9
-----------------------------------------------------
Self-Storage                        2.3           2.3
-----------------------------------------------------
Other Real Estate                   1.3           1.3
-----------------------------------------------------
Services                            0.0           0.0
-----------------------------------------------------
Reserves                            4.7           6.3
-----------------------------------------------------
Total                             100.0%        100.0%

         We maintain a diversified portfolio of real estate investments, which means that segments that are doing well (such as retail in the past year) can help offset other segments that may be experiencing difficulties. The sluggish economy led to an unusual drop in demand for office properties and apartments, and these challenging conditions negatively affected companies such as EQUITY OFFICE PROPERTIES, the fund's largest holding. Additionally, low interest rates have encouraged many renters to purchase single-family homes, placing pressure on apartment fundamentals and leading to disappointing results at companies such as AVALONBAY COMMUNITIES. We continue to look for signs of stronger job growth that would improve the fundamentals for the office and apartment categories.

OUTLOOK

         We are encouraged by the modest levels of new supply construction in commercial property, and we feel that these levels can lead to a sustained and rewarding period of recovery. As always, we look for hopeful economic signs, and we are heartened by some early data that indicate positive demand in crucial segments of our industry. We need to achieve a "bottoming" of fundamentals, and we are encouraged that the deterioration in supply/demand fundamentals appears to have slowed and that we may be nearing a stabilization in occupancy rates. We are also pleased to report that Congress has passed legislation providing assistance in the area of terrorism insurance for real estate.

         We do have some concerns that looming budget deficits may pressure state and local governments to seek additional revenues through increased property taxes. Meanwhile, we are cheered by the continued low interest rate environment set by the Fed. Low interest rates can substantially reduce the borrowing costs of our companies as well as make their dividends more attractive to investors.

         While the consumer has been a source of relative strength in the economy, the corporate environment remains depressed. In the end, we return to the conclusion stated in our last report that greater economic growth is needed to spur increased demand for commercial real estate. Fortunately, the U.S. economy has historically proven to be quite resilient and vibrant in the long run. We remain long-term investors with a long-term outlook, and so we are optimistic about the benefits offered through real estate investing.

         Respectfully submitted,

         /s/ David M. Lee

         David M. Lee
         Chairman of the fund's Investment Advisory Committee

         January 21, 2003

         The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE REAL ESTATE FUND
================================================================================

PORTFOLIO HIGHLIGHTS
================================================================================

TWENTY-FIVE LARGEST HOLDINGS

                                                                 Percent of
                                                                 Net Assets
                                                                   12/31/02
===========================================================================
Equity Office Properties                                                6.3%
---------------------------------------------------------------------------
Vornado Realty Trust                                                    4.4
---------------------------------------------------------------------------
Equity Residential                                                      4.0
---------------------------------------------------------------------------
ProLogis Trust                                                          4.0
---------------------------------------------------------------------------
Regency Centers                                                         4.0
===========================================================================

Boston Properties                                                       3.7
---------------------------------------------------------------------------
Simon Property Group                                                    3.6
---------------------------------------------------------------------------
Weingarten Realty Investors                                             3.2
---------------------------------------------------------------------------
CarrAmerica Realty                                                      3.1
---------------------------------------------------------------------------
Essex Property Trust                                                    3.0
===========================================================================

Camden Property Trust                                                   3.0
---------------------------------------------------------------------------
AMB Property                                                            2.9
---------------------------------------------------------------------------
General Growth Properties                                               2.8
---------------------------------------------------------------------------
CBL & Associates Properties                                             2.8
---------------------------------------------------------------------------
Archstone-Smith Trust                                                   2.8
===========================================================================

United Dominion Realty Trust                                            2.7
---------------------------------------------------------------------------
SL Green Realty                                                         2.6
---------------------------------------------------------------------------
Pan Pacific Retail Properties                                           2.6
---------------------------------------------------------------------------
Cousins Properties                                                      2.5
---------------------------------------------------------------------------
Avalonbay Communities                                                   2.5
===========================================================================

Sun Communities                                                         2.3
---------------------------------------------------------------------------
Public Storage                                                          2.3
---------------------------------------------------------------------------
Duke Realty                                                             2.2
---------------------------------------------------------------------------
Arden Realty                                                            2.0
---------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide                                     1.8
===========================================================================

Total                                                                  77.1%

Note: Table excludes investments in the T. Rowe Price Reserve Investment
Fund.

T. ROWE PRICE REAL ESTATE FUND
================================================================================

PORTFOLIO HIGHLIGHTS
================================================================================

MAJOR PORTFOLIO CHANGES

(Listed in descending order of size)

6 Months Ended 12/31/02

LARGEST PURCHASES                       LARGEST SALES
============================================================================
Equity Office Properties                Apartment Investment & Management*
----------------------------------      ------------------------------------
Equity Residential                      Weingarten Realty Investors
----------------------------------      ------------------------------------
Essex Property Trust                    Kimco Realty
----------------------------------      ------------------------------------
CarrAmerica Realty                      Hilton
----------------------------------      ------------------------------------
Vornado Realty Trust                    Boston Properties
----------------------------------      ------------------------------------
CBL & Associates Properties
----------------------------------
ProLogis Trust
----------------------------------
AMB Property
----------------------------------
Archstone-Smith Trust
----------------------------------

* Position eliminated

T. ROWE PRICE REAL ESTATE FUND
================================================================================

PERFORMANCE COMPARISON
================================================================================

    This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

REAL ESTATE FUND
================================================================================

[CHART OF REAL ESTATE FUND]

                (SOLID BLACK LINE)
                  WILSHIRE REAL        (DOTTED BLACK LINE)
 AS OF          ESTATE SECURITIES      LIPPER REAL ESTATE
12/31/02             INDEX                FUNDS INDEX           REAL ESTATE FUND
10/31/1997       $        10,000         $        10,000         $        10,000
12/31/1997       $        10,428         $        10,356         $        10,782
12/31/1998       $         8,611         $         8,583         $         9,180
12/31/1999       $         8,337         $         8,280         $         9,067
12/31/2000       $        10,899         $        10,396         $        11,961
12/31/2001       $        12,038         $        11,448         $        13,022
12/31/2002       $        12,351         $        11,863         $        13,722

[END OF CHART]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
================================================================================

    This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                      Since    Inception
Periods Ended 12/31/02         1 Year     3 Years     5 Years     Inception         Date
========================================================================================
Real Estate Fund                5.38%      14.81%       4.94%         6.32%     10/31/97
----------------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE REAL ESTATE FUND
================================================================================

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
================================================================================

                                                   Year
                                                  Ended
                                               12/31/02         12/31/01       12/31/00      12/31/99      12/31/98
NET ASSET VALUE
Beginning of period                           $   10.54       $    10.19      $    8.11     $    8.68     $   10.69
                                              ---------------------------------------------------------------------
Investment activities
  Net investment income (loss)                     0.38*            0.42*          0.38*         0.37*         0.38*
  Net realized and
  unrealized gain (loss)                           0.19**           0.46           2.16         (0.49)        (1.97)
                                              ---------------------------------------------------------------------
  Total from
  investment activities                            0.57             0.88           2.54         (0.12)        (1.59)
                                              ---------------------------------------------------------------------
Distributions
  Net investment income                           (0.47)           (0.53)         (0.38)        (0.37)        (0.40)
  Tax return of capital                           (0.02)               -          (0.09)        (0.08)        (0.04)
                                              ---------------------------------------------------------------------
  Total distributions                             (0.49)           (0.53)         (0.47)        (0.45)        (0.44)
                                              ---------------------------------------------------------------------
  Redemption fees
  added to paid-in-capital                            -                -           0.01             -          0.02
                                              ---------------------------------------------------------------------

NET ASSET VALUE
END OF PERIOD                                 $   10.62       $    10.54       $  10.19     $    8.11     $    8.68
                                              =====================================================================

RATIOS/SUPPLEMENTAL DATA

TOTAL RETURN^                                      5.38%*           8.87%*        31.92%*       (1.23)%*     (14.86)%*
-------------------------------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                                 1.00%*           1.00%*         1.00%*        1.00%*        1.00%*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                                         4.07%*           4.09%*         4.61%*        4.22%*        4.07%*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             9.8%            37.2%          19.0%         26.9%         56.8%
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $ 131,736       $   68,720       $ 53,703     $  24,725     $  27,599
-------------------------------------------------------------------------------------------------------------------

 ^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
 * Excludes expenses in excess of a 1.00% contractual expense limitation in effect through 12/31/03.
** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE REAL ESTATE FUND
================================================================================
                                                               December 31, 2002

STATEMENT OF NET ASSETS                               SHARES               VALUE
================================================================================
                                                                    In thousands
COMMON STOCKS 93.7%

REAL ESTATE 92.5%

APARTMENT/RESIDENTIAL 19.4%

Archstone-Smith Trust, REIT                          156,000        $      3,672
--------------------------------------------------------------------------------
Avalonbay Communities, REIT                           83,000               3,248
--------------------------------------------------------------------------------
Camden Property Trust, REIT                          118,000               3,894
--------------------------------------------------------------------------------
Equity Residential, REIT                             217,000               5,334
--------------------------------------------------------------------------------
Essex Property Trust, REIT                            78,000               3,966
--------------------------------------------------------------------------------
Gables Residential Trust, REIT                        76,000               1,895
--------------------------------------------------------------------------------
United Dominion Realty Trust, REIT                   216,000               3,534
--------------------------------------------------------------------------------
                                                                          25,543
                                                                    ------------
DIVERSIFIED 6.9%

Cousins Properties, REIT                             132,000               3,261
--------------------------------------------------------------------------------
Vornado Realty Trust, REIT                           156,000               5,803
--------------------------------------------------------------------------------
                                                                           9,064
                                                                    ------------
INDUSTRIAL 9.7%

AMB Property, REIT                                   140,000               3,830
--------------------------------------------------------------------------------
Centerpoint Properties, REIT                          33,000               1,886
--------------------------------------------------------------------------------
EastGroup Properties, REIT                            70,000               1,785
--------------------------------------------------------------------------------
ProLogis Trust, REIT                                 210,000               5,282
--------------------------------------------------------------------------------
                                                                          12,783
                                                                    ------------
LODGING & LEISURE 4.5%

Hilton                                               100,000               1,271
--------------------------------------------------------------------------------
Innkeepers USA, REIT                                 145,000               1,110
--------------------------------------------------------------------------------
LaSalle Hotel Properties, REIT                        78,000               1,092
--------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, REIT            101,000               2,398
--------------------------------------------------------------------------------
                                                                           5,871
                                                                    ------------
MANUFACTURED HOUSING 3.9%

Manufactured Home Communities, REIT                   72,000               2,134
--------------------------------------------------------------------------------
Sun Communities, REIT                                 83,000               3,035
--------------------------------------------------------------------------------
                                                                           5,169
                                                                    ------------
OFFICE 18.7%

Arden Realty, REIT                                   117,000               2,591
--------------------------------------------------------------------------------
Boston Properties, REIT                              131,000               4,829
--------------------------------------------------------------------------------
CarrAmerica Realty, REIT                             162,000               4,058
--------------------------------------------------------------------------------
Equity Office Properties, REIT                       332,000               8,293
--------------------------------------------------------------------------------

T. ROWE PRICE REAL ESTATE FUND
================================================================================

                                                      SHARES              VALUE
===============================================================================
                                                                   In thousands

Mack-Cali Realty, REIT                                50,000        $     1,515
-------------------------------------------------------------------------------
SL Green Realty, REIT                                108,000              3,413
-------------------------------------------------------------------------------
                                                                         24,699
                                                                    -----------
OFFICE & INDUSTRIAL 5.4%

Duke Realty, REIT                                    113,000              2,876
-------------------------------------------------------------------------------
Kilroy Realty, REIT                                  101,000              2,328
-------------------------------------------------------------------------------
Reckson Associates Realty, REIT                       94,000              1,979
-------------------------------------------------------------------------------
                                                                          7,183
                                                                    -----------
OTHER REAL ESTATE 1.3%

Catellus Development *                                84,000              1,667
-------------------------------------------------------------------------------
                                                                          1,667
                                                                    -----------
REGIONAL MALL 9.2%

CBL & Associates Properties, REIT                     92,000              3,684
-------------------------------------------------------------------------------
General Growth Properties, REIT                       71,000              3,692
-------------------------------------------------------------------------------
Simon Property Group, REIT                           140,000              4,770
-------------------------------------------------------------------------------
                                                                         12,146
                                                                    -----------
SELF STORAGE 2.3%

Public Storage, REIT                                  92,000              2,973
-------------------------------------------------------------------------------
                                                                          2,973
                                                                    -----------
SHOPPING CENTER 11.2%

Kimco Realty, REIT                                    65,000              1,992
-------------------------------------------------------------------------------
Pan Pacific Retail Properties, REIT                   92,000              3,361
-------------------------------------------------------------------------------
Regency Centers, REIT                                161,000              5,216
-------------------------------------------------------------------------------
Weingarten Realty Investors, REIT                    114,000              4,202
-------------------------------------------------------------------------------
                                                                         14,771
                                                                    -----------
Total Real Estate                                                       121,869
                                                                    -----------
Total Miscellaneous Common Stocks 1.2%                                    1,561
                                                                    -----------
Total Common Stocks (Cost $121,231)                                     123,430
                                                                    -----------
SHORT-TERM INVESTMENTS 6.5%

MONEY MARKET FUNDS 6.5%

T. Rowe Price Reserve Investment Fund, 1.53% #     8,518,222              8,518
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $8,518)                                8,518
                                                                    -----------

T. ROWE PRICE REAL ESTATE FUND
================================================================================

                                                                          VALUE
===============================================================================
                                                                   In thousands
TOTAL INVESTMENTS IN SECURITIES
100.2% of Net Assets (Cost $129,749)                            $       131,948

Other Assets Less Liabilities                                              (212)
                                                                ---------------

NET ASSETS                                                      $       131,736
                                                                ===============
NET ASSETS CONSIST OF:

Undistributed net realized gain (loss)                          $        (1,726)

Net unrealized gain (loss)                                                2,199

Paid-in-capital applicable to 12,399,819 shares
of $0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                         131,263
                                                                ---------------

NET ASSETS                                                      $       131,736
                                                                ===============

NET ASSET VALUE PER SHARE                                       $         10.62
                                                                ===============

   #  Seven-day yield
   *  Non-income producing
REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE REAL ESTATE FUND
================================================================================

STATEMENT OF OPERATIONS
================================================================================
In thousands

                                                                       Year
                                                                      Ended
                                                                   12/31/02
INVESTMENT INCOME (LOSS)

Income
  Dividend                                                      $     5,139
  Interest                                                               93
                                                                -----------
  Total income                                                        5,232
                                                                -----------

Expenses
  Investment management                                                 518
  Shareholder servicing                                                 304
  Custody and accounting                                                 96
  Registration                                                           48
  Prospectus and shareholder reports                                     40
  Legal and audit                                                        13
  Directors                                                               6
  Proxy and annual meeting                                                4
  Miscellaneous                                                           4
                                                                -----------
  Total expenses                                                      1,033
  Expenses paid indirectly                                               (7)
                                                                -----------
  Net expenses                                                        1,026
                                                                -----------
Net investment income (loss)                                          4,206
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on securities                                  846
Change in net unrealized gain (loss) on securities                   (2,955)
                                                                -----------
Net realized and unrealized gain (loss)                              (2,109)
                                                                -----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $     2,097
                                                                ===========

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE REAL ESTATE FUND
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
================================================================================
In thousands

                                                                               Year
                                                                              Ended
                                                                           12/31/02          12/31/01
  INCREASE (DECREASE) IN NET ASSETS

  Operations
    Net investment income (loss)                                        $     4,206       $     2,291
    Net realized gain (loss)                                                    846             1,118
    Change in net unrealized gain (loss)                                     (2,955)            1,215
                                                                        -----------------------------
    Increase (decrease) in net assets from operations                         2,097             4,624
                                                                        -----------------------------
  Distributions to shareholders
    Net investment income                                                    (5,077)           (2,982)
    Tax return of capital                                                      (225)                -
                                                                        -----------------------------
    Decrease in net assets from distributions                                (5,302)           (2,982)
                                                                        -----------------------------
  Capital share transactions *
    Shares sold                                                             102,309            37,056
    Distributions reinvested                                                  4,952             2,735
    Shares redeemed                                                         (41,122)          (26,444)
    Redemption fees received                                                     82                28
                                                                        -----------------------------
    Increase (decrease) in net assets from capital
    share transactions                                                       66,221            13,375
                                                                        -----------------------------
  NET ASSETS

  Increase (decrease) during period                                          63,016            15,017
  Beginning of period                                                        68,720            53,703
                                                                        -----------------------------
  END OF PERIOD                                                         $   131,736       $    68,720
                                                                        =============================

*Share information
    Shares sold                                                               9,265             3,582
    Distributions reinvested                                                    458               266
    Shares redeemed                                                          (3,844)           (2,600)
                                                                        -----------------------------
    Increase (decrease) in shares outstanding                                 5,879             1,248

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE REAL ESTATE FUND
================================================================================
                                                               December 31, 2002

NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

    T. Rowe Price Real Estate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company and commenced operations on October 31, 1997. The fund seeks to provide long-term growth through a combination of capital appreciation and current income.

    The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

    VALUATION Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

    Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

    Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

    EXPENSES PAID INDIRECTLY Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $7,000 and $0, respectively, for the year ended December 31, 2002.

T. ROWE PRICE REAL ESTATE FUND
================================================================================

    REDEMPTION FEES A 1% fee is assessed on redemptions of fund shares held less than 6 months. Such fees are deducted from redemption proceeds and retained by the fund, and have the primary effect of increasing paid-in capital.

    OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

    Purchases and sales of portfolio securities, other than short-term securities, aggregated $71,069,000 and $9,692,000, respectively, for the year ended December 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES

    No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

    Distributions during the year ended December 31, 2002 were characterized as follows for tax purposes:

===========================================================================
Ordinary income                                              $    5,077,000
Return of capital                                                   225,000
                                                             --------------

Total distributions                                          $    5,302,000
                                                             ==============

T. ROWE PRICE REAL ESTATE FUND
================================================================================

    At December 31, 2002, the tax-basis components of net assets were as follows:

============================================================================
Unrealized appreciation                                      $     7,246,000
Unrealized depreciation                                           (5,072,000)
                                                             ---------------
Net unrealized appreciation (depreciation)                         2,174,000
Capital loss carryforwards                                        (1,701,000)
Paid-in capital                                                  131,263,000
                                                             ---------------

Net assets                                                   $   131,736,000
                                                             ===============

    The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. In 2002, the fund utilized $871,000 of capital loss carryforwards. As of December 31, 2002, the fund had $1,463,000 of capital loss carryforwards that expire in 2007, and $238,000 that expire in 2008.

    For the year ended December 31, 2002, the fund recorded the following permanent reclassification, which relate primarily to the character of dividends received from REIT investments.

===========================================================================
Undistributed net investment income                              $  871,000
Paid-in capital                                                    (871,000)

    At December 31, 2002, the cost of investments for federal income tax purposes was $129,774,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

    The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first
    $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group

T. ROWE PRICE REAL ESTATE FUND
================================================================================

    fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $56,000.

    Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2003, which would cause the fund's ratio of total expenses to average net assets to exceed 1.00%. Thereafter, through December 31, 2005, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.00%. Pursuant to this agreement, $122,000 of management fees were not accrued by the fund for the year ended December 31, 2002. At
    December 31, 2002, unaccrued fees in the amount of $284,000 remain subject to reimbursement by the fund through December 31, 2003, and $122,000 through December 31, 2005.

    In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $299,000 for the year ended December 31, 2002, of which $38,000 was payable at period-end.

    The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $93,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE REAL ESTATE FUND
================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE REAL ESTATE FUND, INC.

    In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Estate Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

    PricewaterhouseCoopers LLP
    Baltimore, Maryland
    January 21, 2003

T. ROWE PRICE REAL ESTATE FUND
================================================================================

ABOUT THE FUND'S DIRECTORS AND OFFICERS
================================================================================

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT DIRECTORS

NAME
(DATE OF BIRTH)                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*                   DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
-------------------------------------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and Chief Executive
(1/28/45)                       Officer, The Rouse Company, real estate developers
2001
-------------------------------------------------------------------------------------------------------------
Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an acquisition and management
(1/27/43)                       advisory firm
1997
-------------------------------------------------------------------------------------------------------------
David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present), Golden Star
(4/9/38)                        Resources Ltd., and Canyon Resources Corp. (5/00 to present);
1997                            Chairman and President, Nye Corp.
-------------------------------------------------------------------------------------------------------------
F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates, Inc., consulting
(8/22/34)                       environmental and civil engineers
2001
-------------------------------------------------------------------------------------------------------------
Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren
(11/16/41)                      Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways
1997                            Group, Inc.
-------------------------------------------------------------------------------------------------------------
John G. Schreiber               Owner/President, Centaur Capital Partners, Inc., a real estate
(10/21/46)                      investment company; Senior Advisor and Partner, Blackstone Real
2001                            Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host
                                Marriott Corp., and The Rouse Company
-------------------------------------------------------------------------------------------------------------
Hubert D. Vos                   Owner/President, Stonington Capital Corp., a private investment
(8/2/33)                        company
1997
-------------------------------------------------------------------------------------------------------------
Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a venture capital limited
(6/23/33)                       partnership, providing equity capital to young high-technology
1997                            companies throughout the United States; Director, Teltone Corp.
-------------------------------------------------------------------------------------------------------------

* Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE REAL ESTATE FUND
================================================================================

INSIDE DIRECTORS

NAME
(DATE OF BIRTH)
YEAR ELECTED*
[NUMBER OF T. ROWE PRICE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
PORTFOLIOS OVERSEEN]              DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
---------------------------------------------------------------------------------------------------------
James A.C. Kennedy                Director and Vice President, T. Rowe Price and T. Rowe Price
(8/15/53)                         Group, Inc.
1997
[37]
---------------------------------------------------------------------------------------------------------
James S. Riepe                    Director and Vice President, T. Rowe Price; Vice Chairman of the
(6/25/43)                         Board, Director, and Vice President, T. Rowe Price Group, Inc.;
1997                              Chairman of the Board and Director, T. Rowe Price Global Asset
[105]                             Management Limited, T. Rowe Price Investment Services, Inc.,
                                  T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
                                  Services, Inc.; Chairman of the Board, Director, President, and Trust
                                  Officer, T. Rowe Price Trust Company; Director, T. Rowe Price
                                  International, Inc., and T. Rowe Price Global Investment Services
                                  Limited; Chairman of the Board, Real Estate Fund
---------------------------------------------------------------------------------------------------------
M. David Testa                    Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(4/22/44)                         Vice Chairman of the Board, Chief Investment Officer, Director, and
1997                              Vice President, T. Rowe Price Group, Inc.; Director, T. Rowe Price
[105]                             Global Asset Management Limited, T. Rowe Price Global Investment
                                  Services Limited, and T. Rowe Price International, Inc.; Director and
                                  Vice President, T. Rowe Price Trust Company
---------------------------------------------------------------------------------------------------------

* Each inside director serves until the election of a successor.

T. ROWE PRICE REAL ESTATE FUND
================================================================================

OFFICERS

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                         PRINCIPAL OCCUPATION(S)
-------------------------------------------------------------------------------------------------
Stephen W. Boesel (12/28/44)                     Vice President, T. Rowe Price, T. Rowe Price
Vice President, Real Estate Fund                 Group, Inc., and T. Rowe Price Trust Company
-------------------------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)                     Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Real Estate Fund                      Group, Inc., and T. Rowe Price Investment
                                                 Services, Inc.
-------------------------------------------------------------------------------------------------
Anna M. Dopkin (9/5/67)                          Vice President, T. Rowe Price and T. Rowe Price
Vice President, Real Estate Fund                 Group, Inc.
-------------------------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)                      Director and Vice President, T. Rowe Price
Vice President, Real Estate Fund                 Group, Inc., T. Rowe Price Investment Services,
                                                 Inc., T. Rowe Price Services, Inc., and T. Rowe
                                                 Price Trust Company; Vice President, T. Rowe
                                                 Price, T. Rowe Price International, Inc., and
                                                 T. Rowe Price Retirement Plan Services, Inc.
-------------------------------------------------------------------------------------------------
Thomas J. Huber (9/23/66)                        Vice President, T. Rowe Price and T. Rowe Price
Vice President, Real Estate Fund                 Group, Inc.
-------------------------------------------------------------------------------------------------
J. Jeffrey Lang (1/10/62)                        Vice President, T. Rowe Price and T. Rowe Price
Vice President, Real Estate Fund                 Trust Company
-------------------------------------------------------------------------------------------------
David M. Lee (11/13/62)                          Vice President, T. Rowe Price and T. Rowe Price
President, Real Estate Fund                      Group, Inc.
-------------------------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)                    Assistant Vice President, T. Rowe Price and
Secretary, Real Estate Fund                      T. Rowe Price Investment Services, Inc.
-------------------------------------------------------------------------------------------------
David S. Middleton (1/18/56)                     Vice President, T. Rowe Price, T. Rowe Price
Controller, Real Estate Fund                     Group, Inc., and T. Rowe Price Trust Company
-------------------------------------------------------------------------------------------------
Philip A. Nestico (8/3/76)                       Employee, T. Rowe Price; formerly Student,
Vice President, Real Estate Fund                 Bucknell University (to 1998)
-------------------------------------------------------------------------------------------------
Charles M. Ober (4/20/50)                        Vice President, T. Rowe Price and T. Rowe Price
Vice President, Real Estate Fund                 Group, Inc.
-------------------------------------------------------------------------------------------------
Brian C. Rogers (6/27/55)                        Director and Vice President, T. Rowe Price
Vice President, Real Estate Fund                 Group, Inc.; Vice President, T. Rowe Price and
                                                 T. Rowe Price Trust Company
-------------------------------------------------------------------------------------------------
William J. Stromberg (3/10/60)                   Vice President, T. Rowe Price and T. Rowe Price
Vice President, Real Estate Fund                 Group, Inc.
-------------------------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE MUTUAL FUNDS
================================================================================

STOCK FUNDS
---------------------------------------

DOMESTIC

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*[dagger]
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
---------------------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS
---------------------------------------

DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS[dagger][dagger]
---------------------------------------

TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
---------------------------------------

STOCK

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery[dagger]
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

BOND

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

               * T. Rowe Price Advisor Class available for these funds. The
                 T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or
                 T. Rowe Price at 1-877-804-2315.

        [dagger] Closed to new investors.

[dagger][dagger] Investments in the funds are not insured or guaranteed by the
                 FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

                 Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

                                         T. Rowe Price Investment Services, Inc.
[LOGO OF T.ROWEPRICE](R)                 100 East Pratt Street
INVEST WITH CONFIDENCE                   Baltimore, MD 21202